                                                                  EXHIBIT 10.1.3



                                 AMENDMENT NO. 3
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


         This AMENDMENT NO. 3 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of December 6, 2002 (this "Amendment"), by and among DAVE & BUSTER'S, INC. ("D & B"), the Subsidiaries of D&B (D&B collectively with such subsidiaries, the "Borrowers"), FLEET NATIONAL BANK ("FNB"), the other lending institutions listed on Schedule 1 to the Credit Agreement (together with FNB, the "Banks"), FNB as administrative agent for the Banks (the "Agent") and Bank One, NA as documentation agent (the "Documentation Agent"), amends certain provisions of the Revolving Credit and Term Loan Agreement, dated as of June 30, 2000 among the Borrowers, the Banks, the Agent and the Documentation Agent (as amended and in effect from time to time, the "Credit Agreement"). Each capitalized term used herein without definition shall have the meaning assigned to such term in the Credit Agreement.

         WHEREAS, the Borrowers, the Banks and the Agent have agreed to amend certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

         NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT TO SECTION 2.10 - RESTRICTION ON REVOLVING CREDIT USAGE.

         (a) By execution of this Amendment, Banks holding in aggregate at least fifty-one percent (51%) of the Total Revolving Credit Commitment consent to the Borrowers ability to reborrow Revolving Credit Loans under the Credit Agreement after the date of this Amendment in excess of the $4,000,000 limitation set forth in Section 2.10 of the Credit Agreement but subject to the other restrictions set forth in the Credit Agreement.

         (b) Section 2 of the Credit Agreement is hereby amended by deleting
Section 2.10 therefrom in its entirety.

         SECTION 2. AMENDMENT TO SECTION 3 - MANDATORY PREPAYMENT OF REVOLVING CREDIT LOANS. Section 3.2 of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and substituting the following therefor:

         If at any time the sum of the Outstanding amount of the Revolving Credit Loans, plus the Maximum Drawing Amount, plus all Unpaid Reimbursement Obligations exceeds the Total Revolving Credit Commitment, then the

         Borrowers shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application to the Revolving Credit Loans. Each prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. Each prepayment pursuant to this Section 3.2 shall be made in accordance with the provisions of Section 6.9. In addition to the mandatory prepayment required by the preceding sentences, the Borrowers shall also prepay the Revolving Credit Loans as required pursuant to Section 4.4.2.


         SECTION 3. AMENDMENT OF SECTION 4.4.2.1 - MANDATORY PREPAYMENTS FROM NET CASH PROCEEDS. Section 4.4.2.1 of the Credit Agreement is hereby amended by deleting the proviso at the end of the third sentence of the last paragraph of
Section 4.4.2.1, which paragraph was inserted pursuant to Section 5(c) of Amendment No. 2 to Revolving Credit and Term Loan Agreement dated as of November 10, 2001 among the parties hereto ("Amendment No. 2").

         SECTION 4. AMENDMENT TO SECTION 5 - INCREASE IN LETTER OF CREDIT SUBLIMIT. Section 5.1.1 of the Credit Agreement is hereby amended by deleting the amount "$1,000,000" in clause (a) of the proviso to the first sentence thereof and substituting the amount "$6,000,000" therefor.

         SECTION 5. AMENDMENT OF SECTION 11.4 -NEW LEASES; CONSENT AND WAIVER RELATING TO NEW LEASES ON EXISTING UNITS.

         (a) Section 11.4 of the Credit Agreement is hereby amended by deleting the text of clause (g) thereof in its entirety and substituting in place thereof the following clause (g):

         (g) sign any new real property leases in respect of Units which open or become operational in or after Fiscal Year 2003 without the prior written unanimous consent of the Banks.

         (b) The Banks hereby waive any Events of Default under Section ll.4 of the Credit Agreement as in effect after giving effect to Amendment No. 2 but prior to the amendment contemplated by Section 5(a) of this Amendment which may have resulted as a consequence of a Borrower signing a new lease with respect to the following Units which were subject to Sale-Leaseback transactions: the Unit located in Houston, Texas and identified as Store 003 on Schedule 8.24 of the Credit Agreement, the Unit located in Atlanta, Georgia and identified as Store 004 on Schedule 8.24 of the Credit Agreement and the Borrowers' corporate headquarters in Dallas, Texas.

         SECTION 6. AMENDMENT OF SECTION 11.5 - MINIMUM EBITDA REQUIREMENT.
Section 11.5 of the Credit Agreement is hereby amended by reducing the required minimum Consolidated EBIDTA figure set forth for the third fiscal quarter of the 2003 Fiscal Year from "$9,500,000" to "$7,500,000.

         SECTION 7. AFFIRMATION AND ACKNOWLEDGMENT. Each Borrower hereby ratifies and confirms all of its Obligations to the Banks and the Agent, including, without limitation, the Loans, and the Borrowers hereby affirm their joint and several absolute and unconditional promise to pay to the Banks the Loans, the Reimbursement Obligations, and all other amounts due under the Credit Agreement as amended hereby. Each Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by each Borrower as security for the Obligations.

         SECTION 8. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Banks and the Agent as follows:

         (a) The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations and agreements under this Amendment and the Credit Agreement as amended hereby are within the corporate authority of such Borrower, have been duly authorized by all necessary corporate proceedings on behalf of such Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which such Borrower is subject or any of such Borrower's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon such Borrower.

         (b) Each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding joint and several obligation of each Borrower, enforceable in accordance with its respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights.

         (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by each Borrower of this Amendment and the Credit Agreement as amended hereby.

         (d) The representations and warranties contained in Section 8 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

         (e) Each Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

         SECTION 9. EFFECTIVENESS. This Amendment (or if the written consent of each of the Banks is not obtained as specified in Section 9.2, those sections of this Amendment referred to Section 9.1 only) shall become effective retroactively to November 3, 2002 upon the satisfaction of the following conditions precedent:

                  SECTION 9.1. MAJORITY BANK APPROVAL. Each section of this Amendment other than the section specified in Section 9.2 shall become effective upon the written consent of the Borrowers and the written consent of the Majority Banks.

                  SECTION 9.2. UNANIMOUS BANK APPROVAL. The amendments to the Credit Agreement set forth in Section 5 hereof shall become effective upon the written consent of the Borrowers and the written consent of each of the Banks.

                  SECTION 9.3. AMENDMENT FEES. The Borrowers shall have paid to the Agent, for the account of each Bank which signs this Amendment, an amendment fee in an amount equal to one eighth of one percent (0.125%) of the sum of such Bank's Revolving Credit Commitment on December 6, 2002 plus the aggregate principal amount of such Bank's Term Loans outstanding on December 6, 2002.

                  SECTION 9.4. NO MATERIAL ADVERSE CHANGE. The Majority Banks shall be satisfied that there shall have occurred no material adverse change in the business, operations, assets, management, properties, financial condition, income or prospects of the Borrowers and their Subsidiaries taken as a whole since February 3, 2002.

                  SECTION 9.5. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT.

                  Each of the representations and warranties of any of the Borrowers and their Subsidiaries contained in this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Amendment or the Credit Agreement shall be true as of the date as of which they were made (except to the extent of changes resulting from transactions contemplated or permitted by this Amendment or the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

                  SECTION 9.6. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Amendment and all other documents incident hereto shall be reasonably satisfactory in substance and in form to the Agent.

         SECTION 10. MISCELLANEOUS PROVISIONS.

         (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Each Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including legal fees).

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.



                                          DAVE & BUSTERS, INC.



                                          By: /s/  W.C. Hammett, Jr.
                                              ----------------------
                                              Name:  W.C. Hammett, Jr.
                                              Title: Vice President,
                                                     Chief Financial Officer


                                          DAVE & BUSTER'S I, L.P.

                                          By: DAVE & BUSTER'S, INC., as general
                                              partner



                                          By: /s/  W.C. Hammett, Jr.
                                              ----------------------
                                              Name:  W.C. Hammett, Jr.
                                              Title: Vice President,
                                                     Chief Financial Officer

                                          DAVE & BUSTER'S OF ILLINOIS, INC.



                                          By: /s/  W.C. Hammett, Jr.
                                              ----------------------
                                              Name:  W. C. Hammett, Jr.
                                              Title: Vice President, Treasurer

                                          DAVE & BUSTER'S OF GEORGIA, INC.



                                          By: /s/  W.C. Hammett, Jr.
                                              ----------------------
                                              Name:  W.C. Hammett, Jr.
                                              Title: Vice President, Treasurer

                                          DAVE & BUSTER'S OF PENNSYLVANIA, INC.



                                          By: /s/  W.C. Hammett, Jr.
                                              ----------------------
                                              Name:  W.C. Hammett, Jr
                                              Title: Vice President, Treasurer

                                          DANB TEXAS, INC.



                                          By: /s/  W.C. Hammett, Jr.
                                              ----------------------
                                              Name:  W.C. Hammett, Jr.
                                              Title: Vice President, Treasurer

                                          DAVE & BUSTER'S OF MARYLAND, INC.



                                          By: /s/  W.C. Hammett, Jr.
                                              ----------------------
                                              Name:  W.C. Hammett, Jr.
                                              Title: Vice President, Treasurer

                                          DAVE & BUSTER'S OF CALIFORNIA, INC.



                                          By: /s/  W.C. Hammett, Jr.
                                              ----------------------
                                              Name:  W.C. Hammett, Jr.
                                              Title: Vice President, Treasurer

                                          DAVE & BUSTER'S OF COLORADO, INC.



                                          By: /s/  W.C. Hammett, Jr.
                                              ----------------------
                                              Name:  W.C. Hammett, Jr.
                                              Title: Vice President, Treasurer

                                          DAVE & BUSTER'S OF NEW YORK, INC.



                                          By: /s/  W.C. Hammett, Jr.
                                              ----------------------
                                              Name:  W.C. Hammett, Jr.
                                              Title: Vice President, Treasurer

                                          DAVE & BUSTER'S OF FLORIDA, INC.



                                          By: /s/  W.C. Hammett, Jr.
                                              ----------------------
                                              Name:  W.C. Hammett, Jr.
                                              Title: Vice President, Treasurer

                                          DAVE & BUSTER'S OF PITTSBURGH, INC.



                                          By: /s/  W.C. Hammett, Jr.
                                              ----------------------
                                              Name:  W.C. Hammett, Jr.
                                              Title: Vice President, Treasurer

                                          DAVE & BUSTER'S OF HAWAII, INC.



                                          By: /s/  W.C. Hammett, Jr.
                                              ----------------------
                                              Name:  W.C. Hammett, Jr.
                                              Title: Vice President, Treasurer

                                          D&B REALTY HOLDING, INC.



                                          By: /s/  W.C. Hammett, Jr.
                                              ----------------------
                                              Name:  W.C. Hammett, Jr.
                                              Title: Vice President, Treasurer

                                          D&B LEASING, INC.



                                          By: /s/  W.C. Hammett, Jr.
                                              ----------------------
                                              Name:  W.C. Hammett, Jr.
                                              Title: Vice President, Treasurer

                                          FLEET NATIONAL BANK, individually and
                                          as Agent



                                          By: /s/ Alexander A. Burke
                                              ----------------------
                                              Name:  Alexander A. Burke
                                              Title: Vice President

                                          BANK OF AMERICA, N.A.
                                          For purposes of consenting to
                                          Section 5 hereof only



                                          By: /s/  Mark Henze
                                              ---------------
                                              Name:  Mark Henze
                                              Title: Senior Vice President

                                          BANK ONE, NA
                                          (MAIN OFFICE, CHICAGO, ILLINOIS)



                                          By: /s/  Wyatt Dickson
                                              ------------------
                                              Name:  Wyatt Dickson
                                              Title: Executive Vice President

                                          GUARANTY BANK



                                          By: /s/ Robert S. Hays
                                              ------------------
                                              Name:  Robert S. Hays
                                              Title: Senior Vice President

                                          TRANSAMERICA EQUIPMENT FINANCIAL
                                          SERVICES CORPORATION



                                          By:
                                              ---------------------------
                                              Name:
                                              Title:

                                          THE FROST NATIONAL BANK



                                          By: /s/ Chris W. Holder
                                              -------------------
                                              Name:  Chris W. Holder
                                              Title: Senior Vice President

                                          HELLER FINANCIAL LEASING, INC.



                                          By: /s/  Mike Record
                                              ----------------
                                              Name:  Mike Record
                                              Title: Senior Vice President

                                          ORIX FINANCIAL SERVICES, INC.



                                          By: /s/ Terry Standifer
                                              -------------------
                                              Name:  R. Terry Standifer
                                              Title: Vice President